                                                                    Exhibit 99.1

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2003. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

COLLECTION PERIOD BEGINNING:                              7/1/2003
COLLECTION PERIOD ENDING:                                7/31/2003
PREV. DISTRIBUTION/CLOSE DATE:                           7/14/2003
DISTRIBUTION DATE:                                       8/12/2003
DAYS OF INTEREST FOR PERIOD:                                    29
DAYS OF COLLECTION PERIOD                                       31
MONTHS SEASONED:                                                 5



                                                                  ORIGINAL
PURCHASES                UNITS    CUT-OFF DATE   CLOSING DATE   POOL BALANCE
---------                -----    ------------   ------------   ------------
INITIAL PURCHASE         65,308      2/28/2003      3/26/2003   1,001,149,138.34
SUB. PURCHASE #1
SUB. PURCHASE #2
                         ------                                 ----------------
TOTAL                    65,308                                 1,001,149,138.34
                         ------                                 ----------------


I.    ORIGINAL DEAL PARAMETERS


                        DOLLAR AMOUNT                # OF CONTRACTS
                        -------------                --------------
Original Portfolio :    $ 1,001,149,138.34                   65,308

                                                                                             LEGAL FINAL
Original Securities:           DOLLAR AMOUNT                         COUPON                   MATURITY
--------------------           -------------                         ------                   --------
    Class A-1 Notes            $     200,000,000.00                  1.25000%                4/12/2004
    Class A-2-A Notes                177,000,000.00                  1.59000%                5/12/2006
    Class A-2-B Notes                100,000,000.00                  Floating                5/12/2006
    Class A-3 Notes                  228,000,000.00                  Floating                7/12/2007
    Class A-4 Notes                  206,000,000.00                  Floating                9/12/2009
    Class B Notes                     90,149,138.00                  8.00000%                9/12/2009
                               --------------------
        Total                  $   1,001,149,138.00


II.   COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:


 (1)   Beginning of period Aggregate Principal Balance                                           (1)   922,091,739.37
                                                                                                    -----------------
 (2)   Subsequent Receivables Added                                                              (2)               --
                                                                                                    -----------------
       Monthly Principal Amounts
       (3)   Principal Portion of Scheduled Payments Received        (3)   11,126,856.33
                                                                        ----------------
       (4)   Principal Portion of Prepayments Received               (4)    9,371,576.57
                                                                        ----------------
       (5)   Principal Portion of Liquidated Receivables             (5)    5,919,895.03
                                                                        ----------------
       (6)   Aggregate Amount of Cram Down Losses                    (6)              --
                                                                        ----------------
       (7)   Other Receivables adjustments                           (7)              --
                                                                        ----------------
       (8)   Total Principal Distributable Amounts                                               (8)    26,418,327.93
                                                                                                    -----------------
 (9)   End of Period Aggregate Principal Balance                                                 (9)   895,673,411.44
                                                                                                    =================
(10)   Pool Factor  (Line 9 / Original Pool Balance)                                            (10)         89.4645%
                                                                                                    =================


III.  COLLECTION PERIOD NOTE BALANCE CALCULATION:


                                                                       CLASS A-1      CLASS A-2-A     CLASS A-2-B      CLASS A-3
                                                                       ---------      -----------     -----------      ---------
(11) Original Note Balance                                          $200,000,000.00  177,000,000.00  100,000,000.00  228,000,000.00
                                                                    ---------------  --------------  --------------  --------------
(12) Beginning of period Note Balance                                 91,219,813.25  177,000,000.00  100,000,000.00  228,000,000.00
                                                                    ---------------  --------------  --------------  --------------
(13) Noteholders' Principal Distributable Amount                      22,983,945.30              --              --              --
(14) Class A Noteholders' Accelerated Principal Amount                           --              --              --              --
(15) Class A Noteholders' Principal Carryover Amount                             --              --              --              --
(16) Policy Claim Amount                                                         --              --              --              --
                                                                    ---------------  --------------  --------------  --------------
(17) End of period Note Balance                                       68,235,867.95  177,000,000.00  100,000,000.00  228,000,000.00
                                                                    ===============  ==============  ==============  ==============
(18) Note Pool Factors  (Line 17 / Line 11)                                 34.1179%       100.0000%       100.0000%       100.0000%
                                                                    ---------------  --------------  --------------  --------------
(19) Class A Noteholders' Ending Note Balance                        779,235,867.95
(20) Class B Noteholders' Ending Note Balance                         71,483,716.36
(21) Class A Noteholders' Beginning Note Balance                     802,219,813.25
(22) Class B Noteholders' Beginning Note Balance                      80,896,369.83
(23) Total Noteholders Principal Distribution for Collection Period   32,396,598.77
(24) Total Noteholders Interest Distribution for Collection Period     1,445,059.08


                                                                       CLASS A-4      CLASS B             TOTAL
                                                                       ---------      -------             -----
(11) Original Note Balance                                          206,000,000.00  90,149,138.00  $1,001,149,138.00
                                                                    --------------  -------------  -----------------
(12) Beginning of period Note Balance                               206,000,000.00  80,896,369.83     883,116,183.08
                                                                    --------------  -------------  -----------------
(13) Noteholders' Principal Distributable Amount                                --   9,412,653.47      32,396,598.77
(14) Class A Noteholders' Accelerated Principal Amount                          --                                --
(15) Class A Noteholders' Principal Carryover Amount                            --                                --
(16) Policy Claim Amount                                                        --                                --
                                                                    --------------  -------------  -----------------
(17) End of period Note Balance                                     206,000,000.00  71,483,716.36     850,719,584.31
                                                                    ==============  =============  =================
(18) Note Pool Factors  (Line 17 / Line 11)                               100.0000%       79.2950%           84.9743%
                                                                    --------------  -------------  -----------------
(19) Class A Noteholders' Ending Note Balance
(20) Class B Noteholders' Ending Note Balance
(21) Class A Noteholders' Beginning Note Balance
(22) Class B Noteholders' Beginning Note Balance
(23) Total Noteholders Principal Distribution for Collection Period
(24) Total Noteholders Interest Distribution for Collection Period

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:


(25)   Total Monthly Principal Collection Amounts                                                         (25)  26,418,327.93
                                                                                                               --------------
(26)   Required Pro Forma Class A Note Balance (87% x Line 9)                     (26)  779,235,867.95
                                                                                       ---------------
(27)   Pro Forma Class A Note Balance (Line 21 - Line 8)                          (27)  775,801,485.32
                                                                                       ---------------
(28)   Step-Down Amount (Max of 0 or (Line 26 - Line 27))                         (28)    3,434,382.63           3,434,382.63
                                                                                       ---------------         --------------
(29)   Principal Distribution Amount (Line 25 - Line 28)                                                  (29)  22,983,945.30
                                                                                                               ==============


V.    RECONCILIATION OF COLLECTION ACCOUNT:


      AVAILABLE FUNDS

      (30)   Interest Collections                                                      (30)   13,151,983.18
                                                                                            ---------------
      (31)   Repurchased Loan Proceeds Related to Interest                             (31)               -
                                                                                            ---------------
      (32)   Principal Collections                                                     (32)   11,126,856.33
                                                                                            ---------------
      (33)   Prepayments in Full                                                       (33)    9,371,576.57
                                                                                            ---------------
      (34)   Prepayments in Full Due to Administrative Repurchases                     (34)               -
                                                                                            ---------------
      (35)   Repurchased Loan Proceeds Related to Principal                            (35)               -
                                                                                            ---------------
      (36)   Collection of Supplemental Servicing - Extension and Late Fees            (36)      260,402.01
                                                                                            ---------------
      (37)   Collection of Supplemental Servicing - Repo and Recovery Fees Advanced    (37)               -
                                                                                            ---------------
      (38)   Liquidation Proceeds                                                      (38)    1,843,555.78
                                                                                            ---------------
      (39)   Recoveries from Prior Month Charge-Offs                                   (39)       28,786.81
                                                                                            ---------------
      (40)   Investment Earnings - Collection Account                                  (40)       19,312.01
                                                                                            ---------------
      (41)   Investment Earnings - Spread Account                                      (41)       22,709.58
                                                                                            ---------------
      (42)   Proceeds from Swap Agreement                                              (42)               -
                                                                                            ---------------
      (43)   Total Available Funds                                                                             (43)  35,825,182.27
                                                                                                                    --------------

      DISTRIBUTIONS:

      (44)   Base Servicing Fee - to Servicer                                          (44)    1,728,922.01
                                                                                            ---------------
      (45)   Payment to Swap Provider                                                  (45)      470,951.11
                                                                                            ---------------
      (46)   Supplemental Servicing Fee - to Servicer                                  (46)      433,091.13
                                                                                            ---------------
      (47)   Indenture Trustee Fees                                                    (47)          250.00
                                                                                            ---------------
      (48)   Owner Trustee Fees                                                        (48)               -
                                                                                            ---------------
      (49)   Backup Servicer Fees                                                      (49)               -
                                                                                            ---------------

NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                        BEGINNING     INTEREST    INTEREST                         CALCULATED
          CLASS       NOTE BALANCE    CARRYOVER     RATE     DAYS    DAYS BASIS     INTEREST
          -----       ------------    ---------     ----     ----    ----------     --------
(50)    Class A-1     91,219,813.25          --   1.25000%    29    Act.Days/360    91,853.28   (50)  91,853.28
                                                                                                     ----------
(51)   Class A-2-A   177,000,000.00          --   1.59000%    30       30/360      234,525.00   (51) 234,525.00
                                                                                                     ----------
(52)   Class A-2-B   100,000,000.00          --   1.20000%    29    Act.Days/360    96,666.67   (52)  96,666.67
                                                                                                     ----------
(53)    Class A-3    228,000,000.00          --   1.30000%    29    Act.Days/360   238,766.67   (53) 238,766.67
                                                                                                     ----------
(54)    Class A-4    206,000,000.00          --   1.47000%    29    Act.Days/360   243,938.33   (54) 243,938.33
                                                                                                     ----------
(55)     Class B      80,896,369.83          --   8.00000%    30       30/360      539,309.13   (55) 539,309.13
                                                                                                     ----------




NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                       PRINCIPAL      PRINCIPAL    EXCESS        MANDATORY                       TOTAL
          CLASS       DISTRIBUTION    CARRYOVER   PRIN. DUE   NOTE PREPAYMENT                  PRINCIPAL
          -----       ------------    ---------   ---------   ---------------                  ---------
(56)    Class A-1     22,983,945.30          --         --                 --         --     22,983,945.30    (56)  2,983,945.30
                                                                                                                    ------------
(57)   Class A-2-A               --          --         --                 --         --                --    (57)            --
                                                                                                                    ------------
(58)   Class A-2-B                           --         --                 --         --                --    (58)            --
                                                                                                                    ------------
(59)    Class A-3                --          --         --                 --         --                --    (59)            --
                                                                                                                    ------------
(60)    Class A-4                --          --         --                 --         --                --    (60)            --
                                                                                                                    ------------
(61)     Class B                 --          --         --                 --         --                --    (61)            --
                                                                                                                    ------------


       (62) Insurer Premiums - to AMBAC                                  (62) 142,860.00
                                                                              ----------
       (63) Total Distributions                                                                (63)  27,205,078.64
                                                                                                     -------------
(64)   Excess Available Funds (or Premium Claim Amount)                                        (64)   8,620,103.63
                                                                                                     -------------
(65)   Deposit to Spread Account to Increase to Required Level                                 (65)             --
                                                                                                     -------------
(66)   Amount available for Noteholders' Accelerated Principle Amount                          (66)             --
                                                                                                     -------------
(67)   Amount available for Deposit into the Note Distribution Account                         (67)   8,620,103.63
                                                                                                     -------------


VI.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:


(68)   Excess Available Funds After Amount to Increase Spread to
         Required Level (Line 64 - Line 65)                              (68)    8,620,103.63
                                                                               --------------
(69)   Spread Account Balance in Excess of Required Spread Balance       (69)      792,549.84
                                                                               --------------
(70)   Total Excess Funds Available                                      (70)    9,412,653.47
                                                                               --------------
(71)   Pro Forma Class A Note Balance (Line 21 - Line 8)                 (71)  775,801,485.32
                                                                               --------------
(72)   Required Pro Forma Class A Note Balance (87% x Line 9)            (72)  779,235,867.95
                                                                               --------------
(73)   Excess of Pro Forma Balance over Required Balance
         (Line 71 - Line 72)                                             (73)              --
                                                                               --------------
(74)   Lesser of (Line 72) or (Line 73)                                  (74)              --
                                                                               --------------
(75)   Accelerated Principal Amount (Lesser of Line 70 or 74)                                  (75)             --
                                                                                                     -------------

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE


VII. RECONCILIATION OF SPREAD ACCOUNT:                                INITIAL DEPOSIT                                  TOTAL
                                                                      ---------------                                  -----
(76)        INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS               30,034,474.15                                30,034,474.15
(77)        BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                         (77)  27,662,752.18
            ADDITIONS TO SPREAD ACCOUNT                                                                              -------------

      (78)  Deposit from Collection Account (Line 65)                                  (78)              --
                                                                                             --------------
      (79)  Investments Earnings                                                       (79)       22,709.58
                                                                                             --------------
      (80)  Deposits Related to Subsequent Receivables Purchases                       (80)              --
                                                                                             --------------
      (81)  Total Additions                                                                                    (81)      22,709.58
                                                                                                                     -------------

            SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS
              AND SPREAD ACCOUNT REQUIREMENT AMOUNT                                                            (82)  27,685,461.76
                                                                                                                     -------------

      (83)  3% of the Ending Pool Balance (3% x Line 9)                                (83)   26,870,202.34
                                                                      ---------------        --------------
      (84)  Floor Amount (2.25% of Original Pool Balance)               22,525,855.61  (84)              --
                                                                      ---------------        --------------
      (85)  If a Spread Cap Event exists then 6% of the Ending Pool
              Balance                                                              --  (85)              --
                                                                      ---------------        --------------
      (86)  If a Trigger Event exists then an unlimited amount as
              determined by the Controlling Party                                      (86)              --
                                                                                             --------------
      (87)  Spread Account Requirement                                                                         (87)  26,870,202.34
                                                                                                                     -------------

            WITHDRAWALS FROM SPREAD ACCOUNT

      (88)  Withdrawal pursuant to Section 5.1(b) (Transfer
              Investment Earnings to the Collection Account)                           (88)       22,709.58
                                                                                             --------------
      (89)  Withdrawal pursuant to Section 5.7(Spread Account Draw
              Amount)                                                                  (89)              --
                                                                                             --------------
      (90)  Withdrawal pursuant to Section 5.7(b)(xiv) (Other
              unpaid amounts owed to the Insurer)                                      (90)              --
                                                                                             --------------
      (91)  Withdrawal pursuant to Section 5.7(b)(xv) (Note
              Distribution Account - Class A Noteholders'
              Accelerated Principal Amount)                                            (91)              --
                                                                                             --------------
      (92)  Withdrawal pursuant to Section 5.7(b)(xvi) (Swap
              Provider - Amounts Due with Respect to
              Transaction II)                                                          (92)              --
                                                                                             --------------
      (93)  Withdrawal pursuant to Section 5.7(b)(xvii) (Note
              Distribution Account - Class B Noteholders'
              Principal)                                                               (93)      792,549.84
                                                                                             --------------
      (94)  Total Withdrawals                                                          (94)      815,259.42
                                                                                             --------------
                                                                                                               (95)     815,259.42
                                                                                                                     -------------

            END OF PERIOD SPREAD ACCOUNT BALANCE                                                               (96)  26,870,202.34
                                                                                                                     -------------


VIII. CALCULATION OF OC LEVEL AND OC PERCENTAGE


      (97)  Aggregate Principal Balance                                                 (97) 895,673,411.44
                                                                                             --------------
      (98)  End of Period Class A Note Balance                                          (98) 779,235,867.95
                                                                                             --------------
      (99)  Line 97 less Line 98                                                        (99) 116,437,543.49
                                                                                             --------------
     (100)  OC Level (Line 99 / Line 97)                                               (100)          13.00%
                                                                                             --------------
     (101)  Ending Spread Balance as of a percentage of Aggregate
              Principal Balance (Line 96 / Line 97)                                    (101)           3.00%
                                                                                             --------------
     (102)  OC Percentage (Line 100 + Line 101)                                                               (102)          16.00%
                                                                                                                     -------------

IX.   AMOUNTS DUE TO CERTIFICATEHOLDER

     (103)  Beginning of Period Class B Noteholder Balance                                                    (103)  80,896,369.83
     (104)  Funds Available to the Class B Noteholder                                                         (104)   9,412,653.47
     (105)  Remaining Balance to the Certificateholder                                                        (105)             --


For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:       (S)/Mike Wilhelms
Name:     Mike Wilhelms
Title:    Sr. VP & Chief Financial Officer
Date:     4-Aug-2003

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2003. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

COLLECTION PERIOD BEGINNING:                                      07/01/2003
COLLECTION PERIOD ENDING:                                         07/31/2003
PREV. DISTRIBUTION/CLOSE DATE:                                    07/14/2003
DISTRIBUTION DATE:                                                08/12/2003
DAYS OF INTEREST FOR PERIOD:                                              29
DAYS IN COLLECTION PERIOD:                                                31
MONTHS SEASONED:                                                           5



Original Pool Balance                                    $ 1,001,149,138.34

Beginning of Period Pool Balance                             922,091,739.37
Principal Reduction during preceding Collection Period        26,418,327.93
End of Period Pool Balance                               $   895,673,411.44


I. COLLECTION PERIOD NOTE BALANCE CALCULATION:        CLASS A-1          CLASS A-2-A       CLASS A-2-B        CLASS A-3
                                                      ---------          -----------       -----------        ---------
 (1)  Original Note Balance                     (1)$  200,000,000.00   $177,000,000.00   $100,000,000.00   $228,000,000.00
                                                   -----------------   ---------------   ---------------   ---------------
 (2)  Beginning of Period Note Balance          (2)    91,219,813.25    177,000,000.00    100,000,000.00    228,000,000.00
 (3)  Note Principal Payments                   (3)    22,983,945.30              0.00              0.00              0.00
 (4)  Preliminary End of period Note Balance    (4)    68,235,867.95    177,000,000.00    100,000,000.00    228,000,000.00
                                                   -----------------   ---------------   ---------------   ---------------
 (5)  Policy Claim Amount                       (5)             0.00              0.00              0.00              0.00
 (6)  End of period Note Balance                (6)    68,235,867.95    177,000,000.00    100,000,000.00    228,000,000.00
                                                   =================   ===============   ===============   ===============
 (7)  Note Pool Factors  (6) / (1)              (7)       34.1179340%      100.0000000%      100.0000000%      100.0000000%
                                                   =================   ===============   ===============   ===============


I. COLLECTION PERIOD NOTE BALANCE CALCULATION:         CLASS A-4         CLASS B             TOTAL
                                                       ---------         -------             -----
 (1)  Original Note Balance                      (1)$206,000,000.00   $90,149,138.00   $1,001,149,138.00
                                                    ---------------   --------------   -----------------
 (2)  Beginning of Period Note Balance           (2) 206,000,000.00    80,896,369.83      883,116,183.08
 (3)  Note Principal Payments                    (3)           0.00     9,412,653.47       32,396,598.77
 (4)  Preliminary End of period Note Balance     (4) 206,000,000.00    71,483,716.36      850,719,584.31
                                                    ---------------   --------------   -----------------
 (5)  Policy Claim Amount                        (5)           0.00             0.00                0.00
 (6)  End of period Note Balance                 (6) 206,000,000.00    71,483,716.36      850,719,584.31
                                                    ===============   ==============   =================
 (7)  Note Pool Factors  (6) / (1)               (7)    100.0000000%      79.2949527%         84.9743112%
                                                    ===============   ==============   =================


II. NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT     CLASS A-1       CLASS A-2-A       CLASS A-2-B        CLASS A-3
                                                        ---------       -----------       -----------        ---------
 (8)  Note Interest Payments                         (8)  91,853.28        234,525.00         96,666.67        238,766.67
 (9)  Interest Carryover Amount                      (9)       0.00              0.00              0.00              0.00


II. NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT     CLASS A-4         CLASS B              TOTAL
                                                        ---------         -------              -----
 (8)  Note Interest Payments                         (8)  243,938.33       539,309.13        1,445,059.08
 (9)  Interest Carryover Amount                      (9)        0.00             0.00                0.00


III.  DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE       CLASS A-1           CLASS A-2-A       CLASS A-2-B        CLASS A-3
                                                        ---------           -----------       -----------        ---------
(10)  Principal Distribution                      (10)           114.92              0.00              0.00              0.00
(11)  Interest Distribution                       (11)             1.01              1.33              0.97              1.05
                                                      -----------------   ---------------   ---------------   ---------------
(12)  Total Distribution  (10) + (11)             (12)           115.93              1.33              0.97              1.05


III.  DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE        CLASS A-4         CLASS B             TOTAL
                                                         ---------         -------             -----
(10)  Principal Distribution                      (10)           0.00           104.41              219.33
(11)  Interest Distribution                       (11)           1.18             6.67               12.20
                                                      ---------------   --------------   -----------------
(12)  Total Distribution  (10) + (11)             (12)           1.18           111.08              231.53

IV.   SERVICING FEE PAID TO THE SERVICER

(13)  Base Servicing Fee Paid for the Prior Collection Period                                                         $ 1,728,922.01
(14)  Supplemental Servicing Fee Paid for the Prior Collection Period                                                     433,091.13
                                                                                                                      --------------
(15)  Total Fees Paid to the Servicer                                                                                 $ 2,162,013.14

V.    COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

                                                                                  CUMULATIVE                     MONTHLY
                                                                                  ----------                     -------
(16)  Original Number of Receivables                                         (16)     65,308
                                                                                  ----------
(17)  Beginning of period number of Receivables                              (17)     62,778                        62,778
(18)  Number of Subsequent Receivables Purchased                             (18)          0                             0
(19)  Number of Receivables becoming Liquidated Receivables during period    (19)        766                           425
(20)  Number of Receivables becoming Purchased Receivables during period     (20)          0                             0
(21)  Number of Receivables paid off during period                           (21)      2,859                           670
                                                                                  ----------
(22)  End of period number of Receivables                                    (22)     61,683                        61,683
                                                                                  ----------

VI.   STATISTICAL DATA: (CURRENT AND HISTORICAL)

                                                                                  ORIGINAL     PREV. MONTH       CURRENT
                                                                                  --------     -----------       -------
(23)  Weighted Average APR of the Receivables                                (23)      17.64%       17.63%           17.62%
(24)  Weighted Average Remaining Term of the Receivables                     (24)       58.8         55.1             54.2
(25)  Weighted Average Original Term of Receivables                          (25)       65.7         65.8             65.8
(26)  Average Receivable Balance                                             (26)  $  15,330   $   14,688       $   14,521
(27)  Aggregate Realized Losses                                              (27)  $       0   $2,230,721       $4,047,552

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

VII.  DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)


      Receivables with Scheduled Payment delinquent                                UNITS    DOLLARS     PERCENTAGE
                                                                                   -----    -------     ----------
(28)      31-60 days                                                         (28)   3,235  $47,020,521        5.25%
(29)      61-90 days                                                         (29)     862   11,919,613        1.33%
(30)      over 90 days                                                       (30)     615    8,837,039        0.99%
                                                                                   ------  -----------    --------
(31)      Receivables with Scheduled Payment delinquent
            more than 30 days at end of period                               (31)   4,712  $67,777,173        7.57%
                                                                                   ------  -----------    --------


VIII. NET LOSS RATE: (PRECEDING COLLECTION PERIOD)


(32)  Total Net Liquidation Losses for the preceding Collection Period                                         (32)    4,047,552.44
(33)  Beginning of Period Pool Balance                                                                         (33)  922,091,739.37
(34)  Net Loss Rate                                                                                            (34)            0.44%


IX.   MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)


(35)  Aggregrate Principal Balance of Receivables extended during
        the preceding collection period                                                                        (35)    9,216,496.75
(36)  Beginning of Period Pool Balance                                                                         (36)  922,091,739.37
(37)  Monthly Extension Rate                                                                                   (37)            1.00%

X.    PERFORMANCE TESTS:

      DELINQUENCY RATE
        (38)  Receivables with Scheduled Payment delinquent > 60 days
                at end of preceding collection period ( 29 + 30 )                  (38)  $   20,756,652.17
                                                                                         -----------------
        (39)  End of period Principal Balance                                      (39)     895,673,411.44
                                                                                         -----------------
        (40)  Delinquency Ratio (38) divided by (39)                                                           (40)            2.32%
                                                                                                                     --------------
        (41)  Delinquency Rate Trigger Level for the Preceding
                Collection Period                                                                              (41)            4.50%
                                                                                                                     --------------
        (42)  Preceding Collection Period Delinquency Rate Compliance                                          (42)       PASS
                                                                                                                     --------------

      CUMULATIVE NET LOSS RATIO
        (43)  Cumulative Net Losses incurred prior to the Preceding
                Collection Period                                                  (43)       3,023,768.90
                                                                                         -----------------
        (44)  Net Loss incurred in Preceding Collection Period                     (44)       4,047,552.44
                                                                                         -----------------
        (45)  Cumulative Net Losses                                                (45)       7,071,321.34
                                                                                         -----------------
        (46)  Original Pool Balance                                                (46)  $1,001,149,138.34
                                                                                         -----------------
        (47)  Cumulative Net Loss Ratio ((45) / (46))                                                          (47)            0.71%
                                                                                                                     --------------
        (48)  Cumulative Net Loss Rate Trigger Level for the
                Preceding Collection Period                                                                    (48)            3.12%
                                                                                                                     --------------
        (49)  Preceding Collection Period Cumulative Net Loss Rate
                Compliance                                                                                     (49)       PASS
                                                                                                                     --------------

      AVERAGE MONTHLY EXTENSION RATE
        (50)  Principal Balance of Receivables extended during
                preceding Collection Period                                        (50)               1.00%
                                                                                         -----------------
        (51)  Principal Balance of Receivables extended during the
                Second Preceding Collection Period                                 (51)               0.85%
                                                                                         -----------------
        (52)  Principal Balance of Receivables extended during the
                Third Preceding Collection Period                                  (52)               0.57%
                                                                                         -----------------
        (53)  Average Monthly Extension Rate ((50) +(51) +(52)) / 3                                            (53)            0.81%
                                                                                                                     --------------
        (54)  Average Monthly Extension Rate Compliance (Extension
                Rate Maximum = 4%)                                                                             (54)       PASS
                                                                                                                     --------------

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:           (S)/Mike Wilhelms
Name:         Mike Wilhelms
Title:        Sr. VP & Chief Financial Officer
Date:         4-Aug-2003


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